Exhibit 99.1
Media Contact:
Michael D. Porcelain, President and Chief Operating Officer
(631) 962-7000
Info@comtechtel.com

COMTECH TELECOMMUNICATIONS CORP. ANNOUNCES
RESULTS FOR ITS FISCAL 2021 SECOND QUARTER AND
UPDATES ITS FINANCIAL TARGETS FOR FISCAL 2021

Melville, New York – March 11, 2021 – Comtech Telecommunications Corp. (NASDAQ: CMTL) today reported its operating results for the second fiscal quarter ended January 31, 2021 and updated its financial targets for fiscal 2021.

Fiscal 2021 Second Quarter Highlights

•Consolidated net sales of $161.3 million and Adjusted EBITDA of $18.1 million (or 11.2% of consolidated net sales) significantly exceeded Comtech's expectation for its second quarter of fiscal 2021. Adjusted EBITDA is a non-GAAP financial measure which is reconciled to the most directly comparable GAAP financial measure and is more fully defined below.

•With bookings of $215.8 million, the Company achieved a book-to-bill ratio (a measure defined as bookings divided by net sales) of 1.34 during its second quarter of fiscal 2021. Backlog as of January 31, 2021 was $660.0 million. The total value of multi-year contracts that Comtech has received is substantially higher than its reported backlog. When adding Comtech’s backlog and the total unfunded value of multi-year contracts that Comtech has received and for which it expects future orders, its revenue visibility approximates $1.1 billion.

•The Company incurred an aggregate of $3.4 million of acquisition plan expenses. The large majority of these expenses related to GD NG-911 acquisition-related expenses and the acquisition of UHP which closed on March 2, 2021. UHP is a leading provider of innovative and disruptive satellite ground station technology solutions. Based in Canada, UHP has developed revolutionary technology that Comtech believes is transforming the Very Small Aperture Terminal ("VSAT") market. Feedback from customers has been extremely positive and initial order flow for UHP products looks strong.

•The Company's annual effective income tax rate was 17.0%, excluding a net discrete tax benefit of $0.8 million.

•Including all acquisition plan expenses, restructuring costs and COVID-19 related costs, Comtech reported GAAP operating income of $5.4 million, GAAP net income of $4.2 million and GAAP net income per diluted share ("EPS") of $0.17 for the second quarter of fiscal 2021. Excluding such costs, the net discrete tax benefit and as reconciled to the most directly comparable GAAP financial measures in the table below, Non-GAAP operating income was $9.5 million, Non-GAAP net income was $6.8 million and Non-GAAP EPS was $0.27.

•As of January 31, 2021, Comtech had $30.9 million of cash and cash equivalents and total debt outstanding of $208.0 million.

Commenting on the Company's second quarter fiscal 2021 performance, Fred Kornberg, Chairman of the Board and Chief Executive Officer, stated, "I could not be more pleased with our outstanding performance during the quarter, including our very strong bookings and a growing pipeline of opportunities.” Mr. Kornberg added, “Demand appears to be strengthening across our markets, showing early signs of the post-pandemic recovery. With our investment in innovation, including our recently completed acquisition of UHP, and our market leadership positions, I believe we are exceedingly well-positioned for a banner year in fiscal 2022 and achieving many years of sustainable profitable growth.”

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COMMENTS AND FINANCIAL TARGETS FOR EXPECTED FISCAL 2021 PERFORMANCE

Comtech is making the following comments on expected fiscal 2021 performance:

•Comtech expects fiscal 2021 consolidated net sales to be in a range of $610.0 million to $620.0 million. This revenue range reflects an updated assessment of the timing of shipment for existing and anticipated orders. The Company continues to target Adjusted EBITDA in a range of $74.0 million to $76.0 million.

•Comtech was awarded a statewide contract valued at up to $175.1 million to design, deploy, and operate next-generation 911 ("NG-911") services for the Commonwealth of Pennsylvania. This contract was awarded to the Company shortly after it announced the receipt of a $54.0 million contract to design, deploy and operate NG-911 services for the State of South Carolina. Based on anticipated timing of performance, the Company expects meaningful revenue contribution from these contracts to begin in fiscal 2022.

•Fiscal 2021 consolidated net sales are anticipated to reflect a similar percentage of Commercial Solutions segment net sales achieved in fiscal 2020 and: (i) strong demand for Comtech's public safety technology solutions; (ii) providing 5G virtual mobile location-based technology solutions for two U.S. tier-one mobile network operators and (iii) deliveries to support a critical U.S. Air Force and U.S. Army Anti-jam Modem (“A3M”) program under the U.S. Space Force’s Space and Missile Systems Center (“SMC”) agency.

•Fiscal 2021 consolidated net sales are anticipated to reflect a similar percentage of Government Solutions segment net sales achieved in fiscal 2020 and ongoing demand for: (i) Manpack Satellite Terminals, networking equipment and other advanced VSAT products by the U.S. Army; (ii) ongoing sustainment services for the U.S. Army for the AN/TSC-198A SNAP terminal; (iii) sustainment services for the U.S. Army's Project Manager Mission Command (“PM MC”) Blue Force Tracking (“BFT-1”) program; and (iv) Joint Cyber Analysis Course (“JCAC”) training solutions.

•At the start of its third quarter of fiscal 2021, Comtech initiated an effort to improve efficiencies and streamline operations in its Government Solutions segment. Such efforts include the consolidation of certain administrative and operating functions in both its Florida and Maryland locations and the elimination of certain duplicate functions. In addition, Comtech expects to continue shifting production of many of its key satellite earth station products from its existing Tempe, Arizona locations to a new 146,000 square foot facility in Chandler, Arizona. This new facility, which is located less than 10 miles from its current facilities, is expected to support anticipated growth and long-term business goals. Over time, these efforts are expected to improve consolidated Adjusted EBITDA margins.

•Additional information about the UHP acquisition and other acquisition plan expenses can be found in the Company’s Form 10-Q as filed with the Securities and Exchange Commission. Because of the pandemic's continuing impact on global business conditions and the difficulty of estimating ongoing acquisition plan litigation expenses, the Company is not providing any GAAP operating income, GAAP net income or GAAP EPS guidance or a reconciliation of the Company’s projected Adjusted EBITDA results to the most comparable GAAP measure, as such a reconciliation cannot be prepared without unreasonable effort. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to future results.

Conference Call
The Company has scheduled an investor conference call for 4:30 PM (ET) on Thursday, March 11, 2021. Investors and the public are invited to access a live webcast of the conference call from the Investor Relations section of the Comtech website at www.comtechtel.com. Alternatively, investors can access the conference call by dialing (800) 895-3361 (domestic), or (785) 424-1062 (international) and using the conference I.D. "Comtech." A replay of the conference call will be available for seven days by dialing (800) 839-5490 or (402) 220-2550. In addition, an updated investor presentation is available on the Company's website.

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About Comtech
Comtech Telecommunications Corp. is a leader in the global communications market headquartered in Melville, New York. With a passion for customer success, Comtech designs, produces and markets advanced secure wireless solutions to more than 1,000 customers in more than 100 countries. For more information, please visit www.comtechtel.com.

Cautionary Statement Regarding Forward-Looking Statements
Certain information in this press release contains forward-looking statements, including but not limited to, information relating to the Company's future performance and financial condition, plans and objectives of the Company's management and the Company's assumptions regarding such future performance, financial condition, and plans and objectives that involve certain significant known and unknown risks and uncertainties and other factors not under the Company's control which may cause its actual results, future performance and financial condition, and achievement of plans and objectives of the Company's management to be materially different from the results, performance or other expectations implied by these forward-looking statements. These factors include, among other things: the possibility that the expected synergies and benefits from recent acquisitions will not be fully realized, or will not be realized within the anticipated time periods; the risk that the acquired businesses will not be integrated with the Company successfully; the possibility of disruption from recent acquisitions, making it more difficult to maintain business and operational relationships or retain key personnel; the risk that the Company will be unsuccessful in implementing a tactical shift in its Government Solutions segment away from bidding on large commodity service contracts and toward pursuing contracts for its niche products with higher margins; the nature and timing of receipt of, and the Company's performance on, new or existing orders that can cause significant fluctuations in net sales and operating results; the timing and funding of government contracts; adjustments to gross profits on long-term contracts; risks associated with international sales; rapid technological change; evolving industry standards; new product announcements and enhancements, including the risks associated with expanding the sales of the Company's HeightsTM Network Platform ("HEIGHTS"); changing customer demands and or procurement strategies; changes in prevailing economic and political conditions; changes in the price of oil in global markets; changes in foreign currency exchange rates; risks associated with the Company's legal proceedings, customer claims for indemnification, and other similar matters; risks associated with the Company’s obligations under its Credit Facility; risks associated with the Company's large contracts; risks associated with the COVID-19 pandemic; and other factors described in this and the Company's other filings with the Securities and Exchange Commission.

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COMTECH TELECOMMUNICATIONS CORP.
AND SUBSIDIARIES
Condensed Consolidated Statements of Operations
(Unaudited)

	Three months ended January 31,		Six months ended January 31,
	2021	2020	2021	2020
Net sales	$161,292,000	$161,654,000	$296,510,000	$331,921,000
Cost of sales	105,612,000	101,052,000	190,622,000	207,752,000
Gross profit	55,680,000	60,602,000	105,888,000	124,169,000

Expenses:
Selling, general and administrative	29,462,000	29,374,000	57,002,000	61,225,000
Research and development	12,664,000	13,740,000	24,299,000	28,601,000
Amortization of intangibles	4,795,000	5,229,000	10,361,000	10,435,000
Acquisition plan expenses	3,357,000	6,025,000	94,540,000	8,414,000
	50,278,000	54,368,000	186,202,000	108,675,000

Operating income (loss)	5,402,000	6,234,000	(80,314,000)	15,494,000

Other expenses (income):
Interest expense	1,418,000	1,616,000	3,715,000	3,420,000
Interest (income) and other	(66,000)	6,000	—	(71,000)

Income (loss) before (benefit from) provision for income taxes	4,050,000	4,612,000	(84,029,000)	12,145,000
(Benefit from) provision for income taxes	(155,000)	1,117,000	(2,394,000)	2,262,000

Net income (loss)	$4,205,000	$3,495,000	$(81,635,000)	$9,883,000
Net income (loss) per share:
Basic	$0.17	$0.14	$(3.22)	$0.40
Diluted	$0.17	$0.14	$(3.22)	$0.40

Weighted average number of common shares outstanding – basic	25,337,000	24,659,000	25,321,000	24,607,000

Weighted average number of common and common equivalent shares outstanding – diluted	25,420,000	25,058,000	25,321,000	24,904,000

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COMTECH TELECOMMUNICATIONS CORP.
AND SUBSIDIARIES
Condensed Consolidated Balance Sheets

	January 31, 2021	July 31, 2020
	(Unaudited)	(Audited)
Assets
Current assets:
Cash and cash equivalents	$30,934,000	$47,878,000
Accounts receivable, net	149,928,000	126,816,000
Inventories, net	81,630,000	82,302,000
Prepaid expenses and other current assets	19,417,000	20,101,000
Total current assets	281,909,000	277,097,000
Property, plant and equipment, net	26,136,000	27,037,000
Operating lease right-of-use assets, net	51,020,000	30,033,000
Goodwill	333,793,000	330,519,000
Intangibles with finite lives, net	247,758,000	258,019,000
Deferred financing costs, net	2,023,000	2,391,000
Other assets, net	3,956,000	4,551,000
Total assets	$946,595,000	$929,647,000
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$38,994,000	$23,423,000
Accrued expenses and other current liabilities	79,185,000	85,161,000
Operating lease liabilities, current	8,771,000	8,247,000
Dividends payable	2,495,000	2,468,000
Contract liabilities	49,990,000	40,250,000
Interest payable	265,000	163,000
Total current liabilities	179,700,000	159,712,000
Non-current portion of long-term debt, net	208,000,000	149,500,000
Operating lease liabilities, non-current	45,259,000	24,109,000
Income taxes payable	2,286,000	1,963,000
Deferred tax liability, net	16,442,000	17,637,000
Long-term contract liabilities	15,066,000	9,596,000
Other liabilities	16,558,000	17,831,000
Total liabilities	483,311,000	380,348,000
Commitments and contingencies
Stockholders’ equity:
Preferred stock, par value $.10 per share; shares authorized and unissued 2,000,000	—	—
Common stock, par value $0.10 per share; authorized 100,000,000 shares; issued 40,059,977 shares and 39,924,439 shares at January 31, 2021 and July 31, 2020, respectively	4,006,000	3,992,000
Additional paid-in capital	570,891,000	569,891,000
Retained earnings	330,236,000	417,265,000
	905,133,000	991,148,000
Less:
Treasury stock, at cost (15,033,317 shares at January 31, 2021 and July 31, 2020)	(441,849,000)	(441,849,000)
Total stockholders’ equity	463,284,000	549,299,000
Total liabilities and stockholders’ equity	$946,595,000	$929,647,000
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COMTECH TELECOMMUNICATIONS CORP.
AND SUBSIDIARIES
Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures
(Unaudited)

Use of Non-GAAP Financial Measures
In order to provide investors with additional information regarding its financial results, this press release contains "Non-GAAP financial measures" under the rules of the SEC. The Company's Adjusted EBITDA is a Non-GAAP measure that represents earnings (loss) before income taxes, interest (income) and other, write-off of deferred financing costs, interest expense, amortization of stock-based compensation, amortization of intangible assets, depreciation expense, estimated contract settlement costs, settlement of intellectual property litigation, acquisition plan expenses, restructuring costs, COVID-19 related costs, facility exit costs, strategic alternatives analysis expenses and other. The Company's definition of Adjusted EBITDA may differ from the definition of EBITDA or Adjusted EBITDA used by other companies and therefore may not be comparable to similarly titled measures used by other companies. Adjusted EBITDA is also a measure frequently requested by the Company's investors and analysts. The Company believes that investors and analysts may use Adjusted EBITDA, along with other information contained in its SEC filings, in assessing the Company's performance and comparability of its results with other companies. The Company's Non-GAAP measures for consolidated operating income, net income and net income per diluted share reflect the GAAP measures as reported, adjusted for certain items as discussed below. These Non-GAAP financial measures have limitations as an analytical tool as they exclude the financial impact of transactions necessary to conduct the Company’s business, such as the granting of equity compensation awards, and are not intended to be an alternative to financial measures prepared in accordance with GAAP. These measures are adjusted as described in the reconciliation of GAAP to Non-GAAP in the below tables, but these adjustments should not be construed as an inference that all of these adjustments or costs are unusual, infrequent or non-recurring. Non-GAAP financial measures should be considered in addition to, and not as a substitute for or superior to, financial measures determined in accordance with GAAP. Investors are advised to carefully review the GAAP financial results that are disclosed in the Company’s SEC filings. The Company has not quantitatively reconciled its fiscal 2021 Adjusted EBITDA target to the most directly comparable GAAP measure because items such as stock-based compensation, adjustments to the provision for income taxes, amortization of intangibles and interest expense, which are specific items that impact these measures, have not yet occurred, are out of the Company's control, or cannot be predicted. For example, quantification of stock-based compensation expense requires inputs such as the number of shares granted and market price that are not currently ascertainable. Accordingly, reconciliations to the Non-GAAP forward looking metrics are not available without unreasonable effort and such unavailable reconciling items could significantly impact the Company's financial results.

	Three months ended		Six months ended		Fiscal
	January 31,		January 31,		Year
	2021	2020	2021	2020	2020
Reconciliation of GAAP Net Income (Loss) to Adjusted EBITDA:
Net income (loss)	$4,205,000	$3,495,000	$(81,635,000)	$9,883,000	$7,020,000
(Benefit from) provision for income taxes	(155,000)	1,117,000	(2,394,000)	2,262,000	2,290,000
Interest (income) and other	(66,000)	6,000	—	(71,000)	(190,000)
Interest expense	1,418,000	1,616,000	3,715,000	3,420,000	6,054,000
Amortization of stock-based compensation	1,287,000	1,238,000	1,986,000	2,117,000	9,275,000
Amortization of intangibles	4,795,000	5,229,000	10,361,000	10,435,000	21,595,000
Depreciation	2,457,000	2,721,000	5,009,000	5,372,000	10,561,000
Estimated contract settlement costs	—	(262,000)	—	(32,000)	444,000
Acquisition plan expenses	3,357,000	6,025,000	94,540,000	8,414,000	20,754,000
Restructuring costs	601,000	—	601,000	—	—
COVID-19 related costs	160,000	—	160,000	—	—
Adjusted EBITDA	$18,059,000	$21,185,000	$32,343,000	$41,800,000	$77,803,000

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In addition, a reconciliation of Comtech's GAAP consolidated operating income (loss), net income (loss) and net income (loss) per diluted share to the corresponding non-GAAP measures is shown in the tables below for the three and six months ended January 31, 2021 and 2020:

	January 31, 2021
	Three months ended			Six months ended
	Operating Income	Net Income	Net Income per Diluted Share*	Operating (Loss) Income	Net (Loss) Income	Net (Loss) Income per Diluted Share*
Reconciliation of GAAP to Non-GAAP Earnings:
GAAP measures, as reported	$5,402,000	$4,205,000	$0.17	$(80,314,000)	$(81,635,000)	$(3.22)
Acquisition plan expenses	3,357,000	2,786,000	0.11	94,540,000	90,368,000	3.56
Restructuring costs	601,000	499,000	0.02	601,000	499,000	0.02
COVID-19 related costs	160,000	133,000	0.01	160,000	133,000	0.01
Interest expense	—	—	—	—	978,000	0.04
Net discrete tax benefit	—	(843,000)	(0.03)	—	(9,000)	—
Non-GAAP measures	$9,520,000	$6,780,000	$0.27	$14,987,000	$10,334,000	$0.41

	January 31, 2020
	Three months ended			Six months ended
	Operating Income	Net Income	Net Income per Diluted Share*	Operating Income	Net Income	Net Income per Diluted Share*
Reconciliation of GAAP to Non-GAAP Earnings:
GAAP measures, as reported	$6,234,000	$3,495,000	$0.14	$15,494,000	$9,883,000	$0.40
Acquisition plan expenses	6,025,000	4,639,000	0.19	8,414,000	6,479,000	0.26
Estimated contract settlement costs	(262,000)	(202,000)	(0.01)	(32,000)	(25,000)	—
Net discrete tax expense (benefit)	—	57,000	—	—	(531,000)	(0.02)
Non-GAAP measures	$11,997,000	$7,989,000	$0.32	$23,876,000	$15,806,000	$0.63

	Fiscal Year 2020
	Operating Income	Net Income	Net Income per Diluted Share*
Reconciliation of GAAP to Non-GAAP Earnings:
GAAP measures, as reported	$15,174,000	$7,020,000	$0.28
Estimated contract settlement costs	444,000	280,000	0.01
Acquisition plan expenses	20,754,000	13,075,000	0.53
Net discrete tax benefit	—	(1,155,000)	(0.05)
Non-GAAP measures	$36,372,000	$19,220,000	$0.77

* Per share amounts may not foot due to rounding. In addition, non-GAAP EPS adjustments for the six months ended January 31, 2021 was computed using 25,365,000 weighted average diluted shares outstanding during the respective period.
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